LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Emerging Markets Equity Portfolio

Supplement to Current Statement of Additional Information

The following supplements the information in the Statement of Additional Information entitled "Management—Accounts Managed by the Portfolio Managers":

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)
Ganesh Ramachandran†	3 (183.4 million)	2 (88.4 million)	2 (< 0.1 million)

† As of March 31, 2020.

The following supplements the information in the Statement of Additional Information entitled "Management—Ownership of Securities":

As of June 30, 2020, Ganesh Ramachandran did not own any shares of the Portfolio because Portfolio shares can only be purchased by separate accounts of Participating Insurance Companies.

Dated: July 20, 2020